UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 1, 2007


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                   0-50684               57-1199010
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(State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania        19148
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

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                               SE FINANCIAL CORP.
                    INFORMATION TO BE INCLUDED IN THE REPORT



                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

         (b) Effective January 1, 2007, Mr. Douglas R. Moore resigned as the Chief Financial Officer of the Registrant. Mr. Moore will be partnering with Connelly & Beltz of Wachovia Securities, a wealth management group based in West Chester, Pennsylvania.

         Ms. Cyr, the Registrant's Chief Executive Officer will assume the responsibilities of the Chief Financial Officer position, a role she previously filled prior to the hiring of Mr. Moore.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SE FINANCIAL CORP.

Date: January 3, 2007                 By:  Pamela M. Cyr
                                           -------------------------------------
                                           Pamela M. Cyr
                                           President and Chief Executive Officer